SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13. SUBSEQUENT EVENTS

On October 29, 2014, S&T and Integrity Bancshares, Inc., or Integrity, based in Camp Hill, Pennsylvania with eight branches and approximately $860 million in assets at September 30, 2014, entered into a definitive agreement and Plan of Merger of Integrity with and into S&T. The Merger Agreement provides that Integrity shareholders will have the opportunity to elect to receive in exchange for each share of Integrity common stock they own immediately prior to completion of the Merger either a cash payment of $52.50 or 2.0627 shares of S&T common stock. All shareholder elections will be subject to allocation and proration procedures set forth in the Merger Agreement which are intended to ensure that, in the aggregate, 80% of the Integrity common shares outstanding will be exchanged for S&T common stock and 20% of Integrity common shares outstanding will be exchanged for cash. The transaction is expected to be a tax-free exchange to the extent shareholders of Integrity receive S&T common stock in exchange for their Integrity shares.

The transaction, approved by the directors of both companies, was valued at $155 million and is expected to close in the first quarter of 2015, after satisfaction of customary closing conditions, including regulatory approvals and the approval of the shareholders of Integrity.

As soon as practicable following the Merger, Integrity Bank, a Pennsylvania state-chartered bank subsidiary of Integrity, will be merged with and into S&T Bank with S&T Bank continuing as the surviving bank. The bank merger is expected to close in the second quarter of 2015. However, for a period of at least three years following the Merger, S&T Bank intends to operate bank branches in the markets currently served by Integrity Bank using the name “Integrity Bank—A Division of S&T Bank”.